UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2015

Marriott Vacations Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6649 Westwood Blvd., Orlando, FL	32821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 206-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2015, at the Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders of Marriott Vacations Worldwide Corporation (the “Company”) approved the Marriott Vacations Worldwide Corporation Employee Stock Purchase Plan (the “ESPP”), including the issuance of up to 500,000 shares of the Company’s common stock thereunder. The ESPP previously had been approved, subject to shareholder approval, by the Board of Directors of the Company.

A more detailed summary of the material features of the ESPP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2015 under the caption “Item 2 – Approval of the Marriott Vacations Worldwide Corporation Employee Stock Purchase Plan. That summary and the foregoing description are each qualified in its entirety by reference to the text of the ESPP, which is attached to this report as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on June 5, 2015, a total of 29,030,673 shares of the Company’s common stock (91.5% of all shares entitled to vote at the Annual Meeting) were represented, in person or by proxy. At the Annual Meeting, shareholders considered: (1) the election of Melquiades R. Martinez and Stephen P. Weisz as Class III Directors; (2) the approval of the Marriott Vacations Worldwide Corporation Employee Stock Purchase Plan, including the issuance of up to 500,000 shares thereunder; (3) the ratification of the selection by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year; and (4) the approval of an advisory resolution on executive compensation. The Company’s shareholders voted as follows on these matters:

(1) The Company’s shareholders elected the three director nominees named in the Proxy Statement as Class II directors with the following votes:

Nominee	For	Withheld	Broker Non-Votes
Melquiades R. Martinez	23,491,627	743,726	4,795,320
Stephen P. Weisz	24,016,724	218,629	4,795,320

(2) The Company’s shareholders approved the Marriott Vacations Worldwide Corporation Employee Stock Purchase Plan, including the issuance of up to 500,000 shares thereunder, with the following votes:

For	Against	Abstain	Broker Non-Votes
24,091,549	81,439	62,365	4,795,320

(3) The Company’s shareholders ratified the selection by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year with the following votes:

For	Against	Abstain	Broker Non-Votes
28,888,546	100,667	41,460	—

(4) The Company’s shareholders approved an advisory resolution on executive compensation with the following votes:

For	Against	Abstain	Broker Non-Votes
23,522,039	630,704	82,610	4,795,320

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Marriott Vacations Worldwide Corporation Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION (Registrant)

Date: June 11, 2015	By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Marriott Vacations Worldwide Corporation Employee Stock Purchase Plan.